EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Each of the undersigned hereby certifies, in their respective capacity as an officer of California Coastal Communities, Inc., a Delaware corporation (the “Company”), for purposes of 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

•                  the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2005, as filed with the Securities and Exchange Commission on the date hereof, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and

•                  the information contained in such report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 8, 2005

/s/ Raymond J. Pacini
Raymond J. Pacini
Chief Executive Officer

/s/ Sandra G. Sciutto
Sandra G. Sciutto
Senior Vice President and
Chief Financial Officer